UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 8, 2010

SCIENTIFIC GAMES CORPORATION

(Exact name of registrant as specified in its charter)

0-13063

(Commission File Number)

Delaware	81-0422894
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

750 Lexington Avenue, 25th Floor, New York, New York 10022

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:  (212) 754-2233

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

A.  Tender Offer and Consent Solicitation

On September 8, 2010, Scientific Games Corporation (the “Company”), issued a press release announcing that it commenced a cash tender offer (the “Tender Offer”) to purchase any and all of its outstanding 6.25% Senior Subordinated Notes due 2012 (CUSIP No. 80874PAG4) (the “2012 Notes”), and a related consent solicitation to effect certain amendments to the indenture governing the 2012 Notes (the “Consent Solicitation”).  The Tender Offer and Consent Solicitation are being made pursuant to an Offer to Purchase and Consent Solicitation dated September 8, 2010 and a related Letter of Transmittal dated September 8, 2010 (the “Tender Documents”), which together more fully set forth the terms and conditions of the Tender Offer and Consent Solicitation.

The Tender Offer will expire at 12:00 midnight, New York City time, on October 5, 2010, unless extended or earlier terminated.

A copy of the press release announcing the Tender Offer is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this report is neither an offer to purchase any outstanding 2012 Notes nor a solicitation of consents. The Tender Offer and Consent Solicitation are only being made upon the terms and subject to the conditions set forth in the Tender Documents.

B. Senior Subordinated Notes

On September 8, 2010, the Company issued a press release relating to the proposed offering of $250 million in aggregate principal amount of senior subordinated notes due 2018 (the “2018 Notes”) in a private offering to qualified institutional buyers in accordance with Rule 144A and to persons outside the United States under Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).  A copy of the press release announcing the proposed offering is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this report is neither an offer to sell nor a solicitation of an offer to buy any of the 2018 Notes.  The 2018 Notes to be offered will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any such state securities laws.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Scientific Games Corporation, dated September 8, 2010.
99.2	Press Release of Scientific Games Corporation, dated September 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

By:	/s/ Jeffrey S. Lipkin
Name:	Jeffrey S. Lipkin
Title:	Senior Vice President and Chief Financial Officer

Date:  September 8, 2010

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Scientific Games Corporation, dated September 8, 2010.
99.2	Press Release of Scientific Games Corporation, dated September 8, 2010.